UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2007

Foldera, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-118799	20-0375035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd., Suite 1500 Huntington Beach, California		92647
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (714) 766-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

J. Michael Arrington and Simon Aspinall tendered their resignations as members of the Board of Directors of Foldera, Inc. (the “Company”) effective August 2, 2007 and August 5, 2007, respectively. These resignations did not result from any disagreements between the Company and Mr. Arrington or Mr. Aspinall concerning any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOLDERA, INC.

Date: August 7, 2007	By: /s/ Reid Dabney
Reid Dabney
Senior Vice President and Chief Financial Officer